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                                                                    Exhibit 10.7

                                PICOR CORPORATION

                      2001 STOCK OPTION AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

     The name of the plan is the Picor Corporation 2001 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers and directors of Picor Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Administrator" is defined in Section 2(a).

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Unrestricted Stock Awards.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the Committee of the Board referred to in Section 2.

     "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 13.

     "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on NASDAQ or on a national securities exchange, the Fair Market Value shall be the "Price to the

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Public" (or equivalent) set forth on the cover page for the final prospectus relating to the Company's Initial Public Offering.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Initial Public Offering" means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     "Restricted Stock Award" means Awards granted pursuant to Section 6.

     "Retirement" means the employee's termination of employment with the Company and its Subsidiaries after attainment of the age of 62.5 years.

     "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     "Transaction" is defined in Section 3(c).

     "Unrestricted Stock Award" means any Award granted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF THE PLAN: ADMINISTRATOR AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

     (a) Committee. The Plan shall be administered by either the Board or, at the discretion of the Board, a committee of the Board comprised, except as contemplated by Section 2(c), of not less than two directors (in either case, the "Administrator").

     (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:


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          (i) to select the individuals to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares of Stock to be covered by any Award;

          (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

          (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     Notwithstanding the foregoing, no Award shall be granted under the Plan unless the recipient of such Award has executed and delivered a Stock Restriction Agreement in substantially the form attached hereto as Exhibit A or such other form as the Administrator may determine from time to time. All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

     (c) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code, and in the event of such delegation, such Chief Executive Officer shall be deemed a one-person Committee of the Board. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.


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     (d) Indemnification. Neither the Board nor the Administrator, nor any
member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage, judgment, settlement or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 10,000,000 shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that from and after the date on which the Company becomes subject to the deduction limit imposed by Section 162(m) of the Code, Stock Options with respect to no more than 1,600,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

     (b) Changes in Stock. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

     The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of


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the participant, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

     (c) Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction (in each case, a "Transaction"), as of the effective date of such Transaction, all Options that are not exercisable shall become fully exercisable and all other Awards which are not vested shall become fully vested, except as the Administrator may otherwise specify with respect to particular Awards. Upon the effectiveness of the Transaction, the Plan and all outstanding Options and other Awards granted hereunder shall terminate, unless provision is made in connection with the Transaction for the assumption of Awards heretofore granted, or the substitution of such Awards of new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in
Section 3(b) above. In the event of such termination, each optionee shall be permitted to exercise for a period of at least 15 days prior to the date of such termination all outstanding Options held by such optionee which are then exercisable or become exercisable upon the effectiveness of the Transaction.

     (d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitations set forth in Section 3(a).

SECTION 4. ELIGIBILITY

     Participants in the Plan will be such full or part-time officers and other employees and directors of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS

     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.


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     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after November 21, 2011.

     (a) Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the participant's election, subject to such terms and conditions as the Administrator may establish, as well as in addition to other compensation.

          (i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

          (ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

          (iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:


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               (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

               (B) If approved by the Administrator, through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the optionee for at least six months or have been purchased by the participant on the open market. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

               (C) If approved by the Administrator, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

               (D) By the optionee delivering to the Company a promissory note if the Board has unanimously authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

     Payment instruments will be received subject to collection. No certificates for shares of Stock so purchased will be issued to optionee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including without limitation (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the shares for the optionee's own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate representing the shares to evidence the foregoing representations and restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

          (v) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.


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     (b) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

     (c) Termination. Except as may otherwise be provided in this Section 5(c) or by the Administrator either in the Award agreement, or subject to Section 10 below, in writing after the Award agreement is issued, a participant's rights in all Stock Options shall automatically terminate upon the participant's termination of employment with the Company and its Subsidiaries for any reason. Notwithstanding the foregoing, the period within which to exercise the Option shall be modified as set forth below:

          (i) Termination Due to Death. If the participant's employment terminates by reason of death, (1) any Option held by the participant, which, but for such participant's death, would have vested and become exercisable on or prior to the first anniversary of such termination, shall become fully exercisable and (2) any Option exercisable at the time of such termination may thereafter be exercised by the participant's legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

          (ii) Termination Due to Disability. If the participant's employment terminates by reason of Disability (as defined in Section 22(c)(3) of the Code),
(1) any Option held by the participant, which, but for such participant's Disability, would have vested and become exercisable on or prior to the first anniversary of such termination, shall become fully exercisable and (2) any Option exercisbale at the time of such termination may thereafter be exercised by the participant for a period of 12 months from the date of termination or until the Expiration Date, if earlier. The death of the participant during the 12-month period provided in this Section 5(c)(ii) shall extend such period for another 12 months from the date of death or until the Expiration Date, if earlier.

          (iii) Termination Due to Retirement. Any Stock Option held by an optionee whose employment by the Company and its Subsidiaries is terminated by reason of Retirement shall remain outstanding and subject to all of the terms and conditions of the Award agreement as though such optionee's employment had not ceased by reason of such Retirement.

          (iv) Determination of Reason. The Administrator's determination of the reason for termination of the participant's employment shall be conclusive and binding on the participant and his or her representatives or legatees.


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SECTION 6. RESTRICTED STOCK AWARDS

     (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other higher purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

     (b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

     (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the participant or the participant's legal representative.

     (d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to
Section 10 below, in writing after the Award agreement is issued, a participant's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in
Section 6(c) above.

     (e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.


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SECTION 7. UNRESTRICTED STOCK AWARDS

     Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any participant pursuant to which such participant may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such participant.

SECTION 8. TAX WITHHOLDING

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company's obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

     (b) Payment in Stock. Subject to approval by the Administrator, a participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with a minimum aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 9. TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.


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SECTION 10. AMENDMENTS AND TERMINATION

     The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. The Administrator may provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Stock Options qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 10 shall limit the Board's authority to take any action permitted pursuant to Section 3(c).

SECTION 11. STATUS OF PLAN

     With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12. GENERAL PROVISIONS

     (a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.


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     (c) Other Compensation Arrangements; No Employment Rights. Nothing
contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

     (d) Trading Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company's trading restrictions, terms and conditions, including, without limitation, the restrictions, terms and conditions set forth in a Stock Restriction Agreement executed and delivered pursuant to Section 2 hereof, as may be established or required by the Administrator, or in accordance with policies set by the Administrator, from time to time.

     (e) Loans to Participants. The Company shall have the authority to make loans to participants hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue shares for promissory notes hereunder.

     (f) Designation of Beneficiary. Each participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the participant's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased participant, or if the designated beneficiaries have predeceased the participant, the beneficiary shall be the participant's estate.

SECTION 13. EFFECTIVE DATE OF PLAN

     This Plan shall become effective upon approval by the stockholders in accordance with applicable law. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 14. GOVERNING LAW

     This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: November 21, 2001

DATE APPROVED BY STOCKHOLDERS: November 21, 2001

As adjusted for a 3 for 1 stock dividend issued on March 8, 2006

                                                                       EXHIBIT A

                                                                       EXHIBIT A

                           STOCK RESTRICTION AGREEMENT
                                PICOR CORPORATION

     Agreement made as of ______ by and between PICOR CORPORATION, a Delaware corporation with an address of P.O. Box 859, Slatersville, Rhode Island 02876 (the "Company"), and ________ (the "Stockholder"), which is the holder of options to purchase shares of common stock, par value $.01 per share, of the Company (the "Common Stock") (collectively the shares of Common Stock issuable upon the exercise of such options, and all other shares of Common Stock acquired by the Stockholder subsequent to the date hereof are herein referred to as the "Stock").

     WHEREAS, the Stockholder has been granted, as of the date first set forth above, options to purchase __________ shares of Common Stock of the Company pursuant to the Company's 2001 Stock Option and Incentive Plan (the "Equity Incentive Plan");

     NOW, THEREFORE, in consideration of the mutual promises of the parties and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows.

     SECTION 1. Voluntary Transfers. Neither the Stockholder nor any permitted transferee of his shares under Section 5 may sell, assign, transfer, exchange, pledge or otherwise dispose of any shares of Stock or any interest therein now held or hereafter acquired by such shareholder (collectively referred to as a "transfer") without first giving written notice thereof to the Company, identifying the proposed transferee, the purchase price, if any, and terms of the proposed transaction, and offering said shares to the Company for purchase by it as hereinafter provided. Within 30 days after receipt of the notice, the Company may elect to purchase all of the shares so offered and if it does not do so, said shares may be transferred within 60 days after the expiration of said 30-day period to the proposed transferee upon the price and terms specified in the notice, provided that said transferee shall thereupon become a party to this Agreement as a Stockholder in the manner provided hereinafter.

     SECTION 2. Termination of Employment. Within 30 days after the voluntary or involuntary termination of all employment of a Stockholder with the Company as an employee, officer and Director thereof, except a termination by reason of death, said Stockholder and each transferee of his or her shares under Section 5 shall give written notice to the Company offering to the Company for purchase as hereinafter provided all of the shares of Stock owned on the date of termination by said Stockholder and each such transferee. Within 30 days after receipt of the notice, the Company may elect to purchase all or any part of the shares so offered and if it does not elect to do so, said shares may be retained by said Stockholder or transferee subject to all other provisions of this Agreement.

     SECTION 3. Death of a Stockholder. In the event of the death of the Stockholder, his executors or administrators and each transferee of his shares under Section 5 shall, within 90 days after the date of death, give written notice thereof to the Company offering to it for purchase as hereinafter provided all of the shares of Stock owned on said date by the Stockholder and each such transferee. Within 30 days after receipt of the notice, the Company may elect to purchase all or any part of the shares so offered; and if the Company does not do so, said shares may be retained by the estate of said Stockholder or by such transferee subject to all other provisions of this Agreement.

     SECTION 4. Transfers by Operation of Law. In the event that a Stockholder
(i) files a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or makes an assignment for the benefit of creditors, or (ii) is subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to his shares of Stock, and such involuntary petition or assignment or attachment is not discharged within 60 days after its date, or (iii) is subjected to a transfer of shares of his Stock by operation of law, the Company shall have the right to elect to purchase all or any part of the shares of Stock which are owned by the Stockholder. Failure of the Company to elect to purchase said shares under this Section shall not affect its right to purchase the same shares under Section 1 in the event of a proposed sale, assignment, transfer, pledge or other disposition thereof by or to any receiver, petitioner, assignee, transferee or other person obtaining an interest in said shares.

     SECTION 5. Exceptions to Restrictions. Except as provided above, these restrictions shall be inapplicable to:

     (a) Transfers of Stock between the Stockholder and the trustees of a trust revocable by the Stockholder alone,

     (b) Transfers of Stock between the Stockholder and his guardian or conservator, and

     (c) Transfers of Stock upon the death of the Stockholder to his executors or administrators or to trustees under his will;

provided, that such Stock in the hands of each such transferee shall remain subject to this Agreement.

     SECTION 6. Transfers in Violation of Agreement. If any transfer of shares of Stock is made or attempted contrary to the provisions of this Agreement, or if shares of Stock are not offered to the Company as required by this Agreement, the Company shall have the right to purchase said shares from the owner thereof or his or her transferee at any time before or after the transfer, as hereinafter provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any such transferee as one of its stockholders for any purpose, including without limitation for purposes of dividend and voting rights, until all applicable provisions of this Agreement have been complied with.

     SECTION 7. Purchase Price.

          (a) Except as provided in Section 7(b) of this Agreement, unless otherwise determined by the unanimous consent of the members of the Board of Directors the purchase price per share of Stock which the Company elects to purchase pursuant to this Agreement shall be equal to the exercise price of the most recent award of an option under the Company's Equity Incentive Plan, provided that the exercise price of such option was not less than the fair market value of the Stock at the time of grant and was granted not more than three months prior to the event giving rise to the Stockholder's right to purchase such Stock. In the event no such option was awarded within such three month period, then the purchase price per share of Stock shall be the fair market value of such Stock as determined by unanimous consent of the Board of Directors.

          (b) Notwithstanding any contrary provisions hereof, in the event of a proposed sale of Stock of the Stockholder under Section 1, or of the Stockholder's transferee under Section 5, to a third party in a bona fide transaction for fair value payable in cash or the equivalent currently or in future installments, the purchase price of said Stock shall be the value offered by such third party and the Company shall have the right of first refusal, exercisable within the period specified in Section 1, to purchase said Stock at such price upon terms equivalent to those offered by such third party. Such right of first refusal shall not apply to a proposed assignment, transfer, exchange, pledge or any other sale or disposition of Stock under Section 1 which does not constitute a sale as described above, and the provisions of subparagraphs (a) and (b) of this Section 7 shall apply to such other transactions.

     SECTION 8. Tenders. All shares of Stock which the Company has elected to purchase hereunder shall be tendered to the Company, or to one or more substitute purchasers designated by it, at the principal office of the Company at a reasonable date and time specified by it (in any event within 30 days after the Company's election), by delivery of certificates representing such shares, endorsed in blank and in proper form for transfer against payment of the purchase price in cash or by certified or bank checks, except as provided in
Section 9.

     SECTION 9. Payment by Installments. If no person has been designated as a substitute purchaser by the Company pursuant to Section 8 and if the total purchase price of a single purchase of Stock by the Company exceeds 10% of its working capital as of any date within 60 days prior to the date of tender of said Stock, the Company may elect to make payment in such installments as it deems appropriate over a period not exceeding 36 months from the date of tender. Unpaid installments shall bear interest at the lowest "applicable Federal rate" established under Section 1274(d)(2) (or its successor provision) of the Internal Revenue Code which is in effect during the three month period ending with the month in which the Company elects to purchase, and shall be evidenced by a promissory note of the Company. If the Company elects to make installment payments, the seller of the purchased Stock shall be entitled to receive and hold an endorsed certificate for an equivalent number of treasury shares as collateral security for payment of the balance of the purchase price and shall promptly re-deliver said certificate to the Company when full payment of the purchase price has been made. Unless and until the Company defaults in payment or performance of any of its obligations under this Section 9 or said promissory note, the seller shall have none of the rights of a stockholder of the Company, but after such default he shall have all voting, dividend and other rights of a record holder of the purchased Stock and of a defaulted secured creditor under the Uniform Commercial Code or other applicable law. Notwithstanding the foregoing, the net proceeds of any insurance policy on the life of a deceased Stockholder payable to and collected by the Company shall forthwith be applied to payment of the Company's obligations hereunder to the representatives of the deceased Stockholder.

     SECTION 10. No Transfer of Unvested Shares. The Stockholder acknowledges and agrees that his interests in any shares of Restricted Stock awarded under the Equity Incentive Plan are subject to forfeiture and repurchase unless and until all conditions to the vesting of such shares have been satisfied under the Equity Incentive Plan and the related Restricted Stock Award, and that such shares may not be transferred in any manner unless and until all conditions to such vesting have been fulfilled and the restrictions shall have lapsed. Notwithstanding any provision hereof to the contrary, in the event the Stockholder's interests in such shares of Restricted Stock are subject to forfeiture due to the termination of the Stockholder's employment with the Company, the Company will nonetheless repurchase such shares at the purchase price set forth in Section 7, against delivery of all certificates representing such shares, duly endorsed for transfer in accordance with this Agreement. The provisions of this Section 10 shall govern in the event of any inconsistency with any other provision of this Agreement, the Equity Incentive Plan or the related Restricted Stock Award, as applicable.

     SECTION 11. Waiver and Amendment. From time to time the Company may waive its rights hereunder either generally or with respect to one or more specific transfers which have been proposed, attempted or made. All action to be taken by the Company hereunder (including any amendment of this Agreement) shall be taken only with the consent of the holders of a majority of the issued and outstanding shares of Common Stock. Any Stock which the Company has elected to purchase hereunder may be disposed of by the Company (acting through its Board of Directors) in such manner as it deems appropriate, with or without further restrictions on the transfer thereof, subject to any applicable legal requirements or contractual agreements.

     SECTION 12. Action by Stockholders. Unless otherwise expressly provided to the contrary herein, in any case where the holders of issued and outstanding shares of Common Stock are to consent or otherwise act under this Agreement, such action may be taken by written consent of such Stockholders or by a meeting of the Stockholders called in the manner provided for a meeting of stockholders in the by-laws of the Company.

     SECTION 13. Termination. This Agreement shall terminate upon the first to occur of the following events:

          (a) The consummation of a Transaction (as such term is defined in the Equity Incentive Plan);

          (b) The closing of a registered underwritten public offering of the Company's equity securities; or

          (c) The unanimous consent of the Board of Directors and the holders of a majority of the issued and outstanding shares of Common Stock.

     SECTION 14. Legend on Certificates. Each certificate of Stock subject to this Agreement shall bear on its face the following legend:

          "The shares represented by this certificate are subject to restrictions on transfer, a copy of which will be furnished by the Company to the holder of this certificate upon written request and without charge."

     SECTION 15. Parties. This Agreement shall be binding upon the parties hereto and their heirs, representatives, successors and assigns. The Company may assign its rights hereunder either generally or from time to time to one or more substitute purchasers of Stock which it has the right to purchase, except as provided in Section 9. Transferees, successors or additional holders of Stock may become parties to this Agreement by endorsing a schedule attached hereto or by executing a counterpart of this Agreement. An original copy of this Agreement and of any counterpart subsequently executed shall be kept by the Secretary of the Company.

     SECTION 16. Notices. All notices and elections hereunder shall be in writing and shall be delivered, transmitted by facsimile or sent by certified or registered mail, postage prepaid, to the parties at their addresses set forth above or to any subsequent address of which the Company has notified the Stockholders or any Stockholder has notified the Company. Such notices or elections shall be effective upon receipt or three days after the date mailed, whichever is sooner.

     SECTION 17. Governing Law. This Agreement shall be construed under and governed by the laws of the State of Delaware, applied without regard to its conflicts of laws principles.

                  [Remainder of page left blank intentionally]

     EXECUTED as an instrument under seal as of the date first set forth above.

                                        PICOR CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        STOCKHOLDER:

                                        Name
                                             -----------------------------------

     The undersigned holder of shares of Common Stock of the Company hereby consents to the execution and delivery of this Agreement by the Company.

                                        VICOR CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------